UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6200

Schwab Investments – Schwab Global Real Estate Fund

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marie Chandoha

Schwab Investments

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: February 28

Date of reporting period: May 31, 2017

Item 1.	Schedule of Investments.

Schwab Investments
Schwab Global Real Estate Fund™

Portfolio Holdings as of May 31, 2017 (Unaudited)
The following are the portfolio holdings as of the report date. For more information, please refer to the fund's semiannual or annual shareholder reports.

Holdings by Category		Cost ($)	Value ($)
98.3%	Common Stock	247,169,956	261,614,343
1.3%	Short-Term Investments	3,426,379	3,426,379
99.6%	Total Investments	250,596,335	265,040,722
0.4%	Other Assets and Liabilities, Net		944,773
100.0%	Net Assets		265,985,495

Security	Number of Shares	Value ($)
Common Stock 98.3% of net assets

Australia 3.6%
Real Estate 3.6%
Cromwell Property Group	4,554,361	3,230,801
Dexus	426,719	3,290,162
Goodman Group	5,235	33,018
Mirvac Group	1,238,167	2,094,925
Scentre Group	286,706	905,963
Stockland	44,017	154,125
		9,708,994

Austria 0.8%
Real Estate 0.8%
CA Immobilien Anlagen AG	93,372	2,229,608

Brazil 0.7%
Consumer Durables & Apparel 0.7%
MRV Engenharia e Participacoes S.A.	488,395	1,954,516

Canada 3.3%
Real Estate 3.3%
Artis Real Estate Investment Trust	217,882	2,114,545
Canadian Real Estate Investment Trust	22,000	797,365
Chartwell Retirement Residences	140,631	1,674,017
Crombie Real Estate Investment Trust	92,900	993,748
Dream Global Real Estate Investment Trust	103,400	797,593
H&R Real Estate Investment Trust	68,900	1,169,033
NorthWest Healthcare Properties Real Estate Investment Trust	141,500	1,126,050
		8,672,351

Finland 0.5%
Real Estate 0.5%
Sponda Oyj	311,097	1,452,020

Security	Number of Shares	Value ($)
France 3.0%
Real Estate 3.0%
Fonciere Des Regions	58,948	5,496,473
Klepierre	49,259	2,057,432
Unibail-Rodamco SE	1,575	406,632
		7,960,537

Germany 0.3%
Real Estate 0.3%
TLG Immobilien AG	40,481	824,666

Hong Kong 10.4%
Real Estate 10.2%
Cheung Kong Property Holdings Ltd.	673,084	5,046,246
China Overseas Land & Investment Ltd.	746,000	2,238,923
CIFI Holdings Group Co., Ltd.	2,874,000	1,124,864
Link REIT	71,000	560,008
Longfor Properties Co., Ltd.	1,756,679	3,571,228
Shenzhen Investment Ltd.	8,139,140	3,881,814
Sino-Ocean Group Holding Ltd.	557,084	280,814
Sun Hung Kai Properties Ltd.	293,000	4,332,863
The Wharf Holdings Ltd.	332,715	2,826,507
Yuexiu Property Co., Ltd.	1,397,807	243,762
Yuexiu Real Estate Investment Trust	2,445,000	1,477,249
Yuzhou Properties Co., Ltd.	2,899,336	1,471,879
		27,056,157
Transportation 0.2%
Road King Infrastructure Ltd.	368,000	507,953
		27,564,110

Italy 0.5%
Real Estate 0.5%
Immobiliare Grande Distribuzione S.p.A	1,440,651	1,339,188

Japan 9.5%
Real Estate 9.5%
Aeon Mall Co., Ltd.	10,190	190,754
Daiwa House Industry Co., Ltd.	137,000	4,475,201
Hankyu REIT, Inc.	1,777	2,313,710
Heiwa Real Estate Co., Ltd.	14,900	246,841
Heiwa Real Estate REIT, Inc.	1,979	1,538,618
Hulic Co., Ltd.	80,000	755,562
Japan Rental Housing Investments, Inc.	2,025	1,512,122
Kenedix Office Investment Corp.	674	3,754,926
MCUBS MidCity Investment Corp.	347	1,103,242
Nomura Real Estate Master Fund, Inc.	1,644	2,473,051
Premier Investment Corp.	466	500,660
Sekisui House SI Residential Investment Corp.	549	597,828
Sumitomo Realty & Development Co., Ltd.	45,500	1,371,064

Schwab Global Real Estate Fund
Portfolio Holdings (Unaudited) continued

Security	Number of Shares	Value ($)
Tokyo Tatemono Co., Ltd.	146,600	2,010,729
Tokyu REIT, Inc.	2,057	2,559,942
		25,404,250

Malaysia 0.0%
Real Estate 0.0%
SP Setia Bhd	94,800	84,833

Mexico 0.2%
Real Estate 0.2%
Macquarie Mexico Real Estate Management S.A. de C.V. *	557,306	574,761

Netherlands 0.3%
Real Estate 0.3%
Eurocommercial Properties N.V. CVA	16,917	704,087

New Zealand 0.6%
Real Estate 0.6%
Kiwi Property Group Ltd.	1,680,505	1,714,518

Norway 0.1%
Real Estate 0.1%
Entra ASA	15,491	187,924

Singapore 6.0%
Real Estate 6.0%
Ascendas Real Estate Investment Trust	1,115,800	2,111,542
CapitaLand Ltd.	2,346,896	6,036,088
CapitaLand Mall Trust	227,200	326,664
Fortune REIT	1,697,993	2,089,458
Mapletree Industrial Trust	1,433,900	1,891,204
UOL Group Ltd.	52,304	264,593
Yanlord Land Group Ltd.	2,308,698	3,136,886
		15,856,435

South Africa 0.4%
Real Estate 0.4%
Arrowhead Properties Ltd.	388,169	261,641
Redefine Properties Ltd.	995,062	801,472
		1,063,113

Sweden 4.3%
Consumer Durables & Apparel 2.0%
JM AB	138,616	5,207,667
Real Estate 2.3%
Dios Fastigheter AB	263,393	1,451,377
Hemfosa Fastigheter AB	442,766	4,597,158
Klovern AB, B Shares	102,368	114,490
		6,163,025
		11,370,692

Thailand 1.5%
Real Estate 1.5%
Central Pattana PCL	35,500	70,614
CPN Retail Growth Leasehold Property Fund	217,800	113,184
Land & Houses PCL	3,392,400	951,212
Security	Number of Shares	Value ($)
Pruksa Real Estate PCL (a)	2,173,800	1,071,583
Sansiri PCL	31,456,609	1,865,601
		4,072,194

United Arab Emirates 0.6%
Real Estate 0.6%
Aldar Properties PJSC	2,467,900	1,485,155

United Kingdom 6.6%
Real Estate 6.6%
Grainger plc	1,424,650	4,961,603
Hansteen Holdings plc	263,057	436,888
Land Securities Group plc	381,835	5,269,486
Safestore Holdings plc	573,466	3,259,653
The British Land Co., plc	297,658	2,432,905
Workspace Group plc	97,651	1,109,719
		17,470,254

United States 45.1%
Real Estate 45.1%
Alexander's, Inc.	3,855	1,588,800
American Homes 4 Rent, Class A	238,707	5,363,746
American Tower Corp.	14,244	1,868,670
Apartment Investment & Management Co., Class A	134,800	5,785,616
Ashford Hospitality Prime, Inc.	201,300	1,936,506
Ashford Hospitality Trust, Inc.	112,900	695,464
Brandywine Realty Trust	45,100	786,093
Brixmor Property Group, Inc.	50,893	918,110
CBL & Associates Properties, Inc.	180,133	1,385,223
CoreSite Realty Corp.	25,000	2,632,000
Corporate Office Properties Trust	28,171	950,208
Duke Realty Corp.	30,478	873,804
DuPont Fabros Technology, Inc.	70,219	3,836,064
EPR Properties	4,916	348,594
Equity LifeStyle Properties, Inc.	76,547	6,460,567
Essex Property Trust, Inc.	5,970	1,533,812
FelCor Lodging Trust, Inc.	41,500	297,555
First Industrial Realty Trust, Inc.	156,737	4,526,565
Forest City Realty Trust, Inc., Class A	181,225	4,126,493
Global Net Lease, Inc.	37,100	836,234
HCP, Inc.	121,170	3,797,468
Host Hotels & Resorts, Inc.	94,900	1,707,251
Invitation Homes, Inc.	85,700	1,844,264
iStar, Inc. *	116,100	1,405,971
LaSalle Hotel Properties	49,815	1,417,237
Lexington Realty Trust	543,460	5,222,651
Mack-Cali Realty Corp.	82,391	2,192,424
MedEquities Realty Trust, Inc.	221,100	2,582,448
Medical Properties Trust, Inc.	14,200	183,890
New Senior Investment Group, Inc.	22,750	217,035
NexPoint Residential Trust, Inc.	10,300	248,848
Omega Healthcare Investors, Inc.	93,214	2,919,462
Outfront Media, Inc.	33,136	757,158
Preferred Apartment Communities, Inc., Class A	29,400	450,702
Prologis, Inc.	59,800	3,321,292
PS Business Parks, Inc.	34,162	4,313,977
Public Storage	2,680	577,138
Retail Properties of America, Inc., Class A	372,615	4,583,164
Ryman Hospitality Properties, Inc.	26,464	1,704,546
Sabra Health Care REIT, Inc.	129,830	3,041,917
Saul Centers, Inc.	32,250	1,847,925
Select Income REIT	87,155	2,079,518
Senior Housing Properties Trust	265,877	5,620,640

Schwab Global Real Estate Fund
Portfolio Holdings (Unaudited) continued

Security	Number of Shares	Value ($)
Simon Property Group, Inc.	40,457	6,240,492
SL Green Realty Corp.	47,824	4,831,659
Taubman Centers, Inc.	16,500	1,008,975
Tier REIT, Inc.	134,515	2,175,108
UDR, Inc.	5,400	208,494
UMH Properties, Inc.	89,100	1,487,970
Vornado Realty Trust	18,200	1,678,040
Washington Prime Group, Inc.	201,507	1,537,498
Whitestone REIT	157,400	1,814,822
WP Carey, Inc.	2,300	150,029
		119,920,137
Total Common Stock
(Cost $247,169,956)		261,614,343
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Short-Term Investments 1.3% of net assets

Time Deposits 1.3%
Barclays Capital, Inc.
U.S. Dollar
0.42%, 06/01/17 (b)	1,849,048	1,849,048
BNP Paribas
Hong Kong Dollar
0.01%, 06/01/17 (b)	652,942	83,790
Brown Brothers Harriman
Canadian Dollar
0.05%, 06/01/17 (b)	6,735	4,986
Great British Pound
0.05%, 06/01/17 (b)	951	1,224
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Hong Kong Shanghai Bank
Singapore Dollar
0.01%, 06/01/17 (b)	37,281	26,944
Sumitomo Mitsui Banking Corp.
U.S. Dollar
0.42%, 06/01/17 (b)	1,460,387	1,460,387
Total Short-Term Investments
(Cost $3,426,379)		3,426,379

End of Investments.

At 05/31/17, the tax basis cost of the fund's investments was $250,679,849 and the unrealized appreciation and depreciation were $23,078,760 and ($8,717,887), respectively, with a net unrealized appreciation of $14,360,873.
As of 05/31/17, the values of certain foreign securities held by the fund aggregating $102,782,672 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund's Board of Trustees.
*	Non-income producing security.
(a)	Fair-valued by management in accordance with procedures approved by the Board of Trustees.
(b)	The rate shown is the current daily overnight rate.

CVA –	Dutch Certificate
REIT –	Real Estate Investment Trust

Schwab Global Real Estate Fund
Portfolio Holdings (Unaudited) continued

The following is a summary of the inputs used to value the fund's investments as of May 31, 2017:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock[1]	$135,152,315	$—	$—	$135,152,315
Australia [1]	—	9,708,994	—	9,708,994
Austria [1]	—	2,229,608	—	2,229,608
Finland [1]	—	1,452,020	—	1,452,020
France [1]	—	7,960,537	—	7,960,537
Germany [1]	—	824,666	—	824,666
Hong Kong[1]	—	27,564,110	—	27,564,110
Japan
Real Estate	10,651,637	14,752,613	—	25,404,250
Singapore
Real Estate	3,136,886	12,719,549	—	15,856,435
South Africa
Real Estate	261,641	801,472	—	1,063,113
Sweden [1]	—	11,370,692	—	11,370,692
Thailand
Real Estate	2,049,399	951,212	1,071,583	4,072,194
United Arab Emirates[1]	—	1,485,155	—	1,485,155
United Kingdom
Real Estate	6,508,210	10,962,044	—	17,470,254
Short-Term Investments[1]	—	3,426,379	—	3,426,379
Total	$157,760,088	$106,209,051	$1,071,583	$265,040,722
[1]	As categorized in Portfolio Holdings.
The fund's policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were security transfers in the amount of $5,499,362 and $13,305,540 from Level 1 to Level 2 and from Level 2 to Level 1, respectively, for the period ended May 31, 2017. The transfers between Level 1 and Level 2 were primarily due to the use of international fair valuation by the fund. There were no transfers in or out of Level 3 during the period.

Schwab Global Real Estate Fund
Notes to Portfolio Holdings

Under procedures approved by the fund's Board of Trustees (the Board), the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the fund valuing its holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the Net Asset Value (NAV) of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the fund pursuant to these procedures.
In accordance with the authoritative guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States of America (GAAP), the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the funds value their holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.
•   Level 3—significant unobservable inputs (including the funds' own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more

Schwab Global Real Estate Fund
Notes to Portfolio Holdings (continued)

valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds' results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
REG46025MAY17

Item 2.	Controls and Procedures.

(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Chief Financial Officer, Mark Fischer, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During Registrant’s last fiscal quarter, there have been no changes in Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), are attached.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Investments

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	July 18, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha
Chief Executive Officer

Date:	July 18, 2017

By:	/s/ Mark Fischer
Mark Fischer
Chief Financial Officer

Date:	July 18, 2017